UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 25, 2007

PAIVIS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	00030074	86-0871787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#400 - 3475 Lenox Road, Atlanta Georgia 30326
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404-601-2885)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 25, 2007

b.   Gregory Bauer  resigned as  President,  Chief Executive Officer,  Chief Financial Officer, Treasurer and Director of the Board of the Registrant and from similar positions with  subsidiaries of the Registrant; and

b.   Cathy Wilson resigned as Secretary of the Registrant and from similar positions with  subsidiaries of the Registrant; and

 c.   Edwin Kwong was appointed to fill the positions vacated by Mr. Bauer and Mrs. Wilson on an interim basis for the roles of President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and is expected to continue in those positions until the Board of Directors selects and appoints permanent officers for those positions.

The Registrant accepted the resignations of Mr. Bauer and Mrs. Wilson.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

17.1	Resignation of Gregory Bauer
99.1	Resignation of Cathy Wilson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAIVIS, CORP.
Dated: September 28, 2007	A

	By:	/s/ Edwin Kwong
_______________________________ Edwin Kwong, Interim President and Interim CEO
Pr

INDEX TO EXHIBITS
Exhibit Number	Description

17.1	Resignation of Gregory Bauer
99.1	Resignation of Cathy Wilson